                                                                      EXHIBIT J1

                              CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 15 to the Registration Statement of One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.

                                      /s/ ROPES & GRAY

                                      ROPES & GRAY


Washington, D.C.
February 22, 2002